SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                January 31, 2003
                Date of Report (Date of earliest event reported)

                              STAKE TECHNOLOGY LTD.
             (Exact name of registrant as specified in its charter)

CANADA                                 0-9989                Not Applicable
(Jurisdiction of Incorporation) (Commission File No.) (IRS Employer I.D. Number)

                                 2838 Highway 7
                         Norval, Ontario L0P 1K0, Canada
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

      John D. Taylor, President & C.O.O. has resigned his post and directorship of Stake Technology Ltd. effective January 31, 2003 for personal reasons. Mr. Taylor's primary responsibilities for the past three years were on the commercialization of the Steam Explosion Technology Division. At present, the Company does not plan to replace Mr. Taylor, who has also stepped down from Stake's Board of Directors. Stake has engaged independent engineering to assist in product testing and contractual negotiations for the Company's Steam Explosion Technology Division.

Item 7. Financial Statements and Exhibits

      (a)   Financial statements of business being acquired: Not Applicable

      (b)   Exhibits:

            Exhibit No.                   Description
            -----------                   -----------

            99.1                          Press Release of Stake Technology Ltd.
                                          dated February 4, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 5, 2003                        STAKE TECHNOLOGY LTD.


                                        By: "Jeremy N. Kendall"
                                            -------------------
                                             Jeremy N. Kendall
                                              Chairman & CEO
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                                  EXHIBIT INDEX

            Exhibit No.                                Description
            -----------                                -----------

            99.1                          Press Release of Stake Technology Ltd.
                                          dated February 4, 2003.